Exhibit 99.1

Dolby Laboratories Reports Third Quarter Fiscal 2013 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--July 25, 2013--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the third quarter of fiscal year 2013. For the third quarter, Dolby reported total revenue of $207.1 million, compared to $210.3 million for the third quarter of fiscal year 2012.

Third quarter GAAP net income was $30.2 million, or $0.29 per diluted share, compared to $51.5 million, or $0.48 per diluted share, for the third quarter of fiscal 2012. On a non-GAAP basis, third quarter net income was $48.5 million, or $0.47 per diluted share, compared to $60.8 million, or $0.57 per diluted share, for the third quarter of fiscal 2012. Dolby’s non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

“Licensing revenue increased year over year, with growth in our mobile and broadcast businesses offsetting weaker demand for PCs and consumer electronics this quarter,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “While the current consumer-spending environment is weak, we continue to make solid progress on our long-term growth initiatives.”

Financial Outlook

Q4 2013

Dolby anticipates total revenue for the fourth quarter (Q4) of fiscal year 2013 to range from $205 million to $215 million. Gross margin percentages are projected to be approximately 90% on a GAAP basis and 91% on a non-GAAP basis.

Dolby anticipates that operating expenses will be approximately $142 million on a GAAP basis and $124 million on a non-GAAP basis.

Dolby expects diluted earnings per share to be between $0.30 and $0.36 on a GAAP basis and between $0.45 and $0.51 on a non-GAAP basis.

The Company estimates that its fiscal Q4 2013 effective tax rate will range from 27% to 28% on both a GAAP and non-GAAP basis.

FISCAL YEAR 2013

Dolby now anticipates that total revenue for fiscal year 2013 will range from $900 million to $910 million.

Dolby now anticipates that operating expenses will be approximately $574 million on a GAAP basis and $496 million on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ third quarter fiscal 2013 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, July 25, 2013. Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-329-8903. International callers can access the conference call at 1-719-457-2601.

A replay of the call will be available from 5:00 p.m. PT on Thursday, July 25, 2013, until 9:00 p.m. PT on Thursday, August 1, 2013, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 3172721. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, net income, and diluted earnings per share. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby’s expected financial results for Q4 2013 and fiscal 2013 and Dolby's long-term growth initiatives are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; risks associated with the rate at which original equipment manufacturers (OEMs) include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby’s receipt of royalty reports and payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound in environments from the cinema to the living room to mobile devices, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of the Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S13 /27158DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 28, 2013	June 29, 2012	June 28, 2013	June 29, 2012
Revenue:
Licensing	$184,707	$180,886	$616,038	$609,159
Products	17,381	22,132	60,605	75,760
Services	4,986	7,304	16,379	22,340
Total revenue	207,074	210,322	693,022	707,259
Cost of revenue:
Cost of licensing	4,053	2,892	13,542	9,523
Cost of products	16,269	14,529	47,964	46,052
Cost of services	4,018	3,610	11,722	9,458
Total cost of revenue	24,340	21,031	73,228	65,033
Gross margin	182,734	189,291	619,794	642,226
Operating expenses:
Research and development	42,915	35,123	127,299	102,185
Sales and marketing	58,528	49,269	175,079	138,779
General and administrative	38,413	36,859	123,324	109,605
Restructuring charges / (credits)	5,930	(85)	5,930	1,193
Total operating expenses	145,786	121,166	431,632	351,762
Operating income	36,948	68,125	188,162	290,464
Interest income	820	1,513	3,063	4,664
Interest expense	(77)	(26)	(504)	(57)
Other income, net	156	709	1,057	969
Income before income taxes	37,847	70,321	191,778	296,040
Provision for income taxes	(7,345)	(18,915)	(47,560)	(82,951)
Net income including controlling interest	30,502	51,406	144,218	213,089
Less: net (income) / loss attributable to controlling interest	(286)	123	(742)	(281)
Net income attributable to Dolby Laboratories, Inc.	$30,216	$51,529	$143,476	$212,808
Net income per share:
Basic	$0.30	$0.48	$1.41	$1.97
Diluted	$0.29	$0.48	$1.39	$1.96
Weighted-average shares outstanding:
Basic	101,751	106,328	101,917	107,876
Diluted	103,031	107,202	102,999	108,493

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	June 28, 2013	September 28, 2012
ASSETS
Current assets:
Cash and cash equivalents	$408,561	$492,600
Short-term investments	109,342	302,693
Accounts receivable, net	74,528	43,495
Inventories	12,795	16,700
Deferred taxes	79,114	80,966
Prepaid expenses and other current assets	30,200	33,832
Total current assets	714,540	970,286
Long-term investments	335,371	361,614
Property, plant and equipment, net	245,667	254,676
Intangible assets, net	44,736	56,526
Goodwill	278,718	281,375
Deferred taxes	36,591	22,634
Other non-current assets	11,827	13,687
Total assets	$1,667,450	$1,960,798
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,845	$14,831
Accrued liabilities	119,154	116,092
Income taxes payable	1,012	2,424
Deferred revenue	23,233	23,493
Total current liabilities	152,244	156,840
Long-term deferred revenue	19,073	18,192
Deferred taxes	—	2,696
Other non-current liabilities	46,271	39,837
Total liabilities	217,588	217,565
Stockholders’ equity:
Class A common stock	47	46
Class B common stock	55	57
Additional paid-in capital	17,111	—
Retained earnings	1,408,587	1,709,479
Accumulated other comprehensive income	5,812	10,687
Total stockholders’ equity – Dolby Laboratories, Inc.	1,431,612	1,720,269
Controlling interest	18,250	22,964
Total stockholders’ equity	1,449,862	1,743,233
Total liabilities and stockholders’ equity	$1,667,450	$1,960,798

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	June 28, 2013	June 29, 2012	June 28, 2013	June 29, 2012
Operating activities:
Net income including controlling interest	$30,502	$51,406	$144,218	$213,089
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,195	11,086	39,615	31,189
Stock-based compensation	17,283	10,741	49,932	34,243
Amortization of premium on investments	2,148	3,974	8,101	13,280
Excess tax benefit from exercise of stock options	(17)	(516)	(621)	(941)
Provision for doubtful accounts	(359)	317	(89)	449
Deferred income taxes	(2,396)	2,955	(12,973)	(7,075)
Other non-cash items affecting net income	72	(2,199)	(800)	38
Changes in operating assets and liabilities:
Accounts receivable	17,119	11,256	(30,829)	15,359
Inventories	6,390	4,399	5,636	5,275
Prepaid expenses and other assets	4,023	1,710	6,924	582
Accounts payable and other liabilities	1,302	11,154	(840)	(1,567)
Income taxes, net	(7,586)	(7,251)	(3,164)	6,857
Deferred revenue	2,644	(1,057)	655	(221)
Other non-current liabilities	295	354	1,723	2,441
Net cash provided by operating activities	84,615	98,329	207,488	312,998
Investing activities:
Purchases of available-for-sale securities	(90,691)	(309,645)	(413,688)	(431,894)
Proceeds from sales of available-for-sale securities	67,004	156,066	534,109	261,520
Proceeds from maturities of available-for-sale securities	27,900	91,400	92,850	202,915
Purchases of property, plant and equipment	(5,637)	(19,775)	(17,801)	(50,225)
Acquisitions, net of cash acquired	—	—	—	(575)
Other investments	—	—	(3,000)	—
Purchases of intangible assets	—	(350)	(4,050)	(350)
Proceeds from sales of property, plant and equipment and assets held for sale	—	273	376	988
Net cash provided by / (used in) investing activities	(1,424)	(82,031)	188,796	(17,621)
Financing activities:
Proceeds from issuance of common stock	6,414	9,565	13,616	16,196
Repurchase of common stock	(8,709)	(103,810)	(74,142)	(189,959)
Payment of cash dividend	—	—	(408,206)	—
Distribution to controlling interest	—	—	(5,039)	—
Excess tax benefit from the exercise of stock options	17	516	621	941
Shares repurchased for tax withholdings on vesting of restricted stock	(577)	(273)	(5,709)	(3,380)
Net cash used in financing activities	(2,855)	(94,002)	(478,859)	(176,202)
Effect of foreign exchange rate changes on cash and cash equivalents	(283)	124	(1,464)	(279)
Net increase / (decrease) in cash and cash equivalents	80,053	(77,580)	(84,039)	118,896
Cash and cash equivalents at beginning of period	328,508	747,988	492,600	551,512
Cash and cash equivalents at end of period	$408,561	$670,408	$408,561	$670,408

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present the Company's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the third fiscal quarter of 2013 and 2012:

Net income:	Fiscal Quarter Ended
	June 28, 2013	June 29, 2012
GAAP net income	$30.2	$51.5
Stock-based compensation[1]	15.4	10.7
RSU dividend equivalent	1.1	—
Amortization of acquired intangibles	3.3	2.5
Restructuring charges, net	5.9	—
Income tax adjustments	(7.4)	(3.9)
Non-GAAP net income	$48.5	$60.8

Diluted earnings per share:	Fiscal Quarter Ended
	June 28, 2013	June 29, 2012
GAAP diluted earnings per share	$0.29	$0.48
Stock-based compensation	0.15	0.10
RSU dividend equivalent	0.01	—
Amortization of acquired intangibles	0.03	0.02
Restructuring charges, net	0.06	—
Income tax adjustments	(0.07)	(0.03)
Non-GAAP diluted earnings per share	$0.47	$0.57

Shares used in computing diluted earnings per share (in millions)	103	107

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the fourth fiscal quarter of 2013 and fiscal year 2013 included in this release:

Gross margin:	Q4 2013
GAAP gross margin	90%
Stock-based compensation	—%
RSU dividend equivalent	—%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	91%

Operating expenses:	Q4 2013	Fiscal Year 2013
GAAP operating expenses	$142	$574
Stock-based compensation	(16)	(64)
RSU dividend equivalent	(1)	(4)
Amortization of acquired intangibles	(1)	(4)
Restructuring charges, net	—	(6)
Non-GAAP operating expenses	$124	$496

Diluted earnings per share:	Q4 2013
	Low	High
GAAP diluted earnings per share	$0.30	$0.36
Stock-based compensation	0.16	0.17
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.03	0.03
Restructuring charges, net	—	—
Income tax adjustments	(0.05)	(0.06)
Non-GAAP diluted earnings per share	$0.45	$0.51

Shares used in computing diluted earnings per share (in millions)	103	103

[1] Excludes $1.9 million stock-based compensation expense for previously awarded grants that would have otherwise been recognized over their remaining vesting terms through the second quarter of fiscal 2014. These amounts were associated with an employee terminated under the current restructuring plan and are included in restructuring charges.

CONTACT:
Investor Contact:
Dolby Laboratories
Alex Hughes, 415-645-4572
investor@dolby.com
or
Media Contact:
Dolby Laboratories
Sean Durkin, 415-645-5176
news@dolby.com